Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies
Summary of major commitments and contingencies

In addition to bank loans, notes payables, the related interest and other payables, the following table summarizes the Company’s non-cancelable commitments and contingencies as of December 31, 2025 (figures are in thousands of USD):

	Payment Obligations by Period
	2026	2027	2028	Thereafter	Total
Obligations for investment contracts (1)	$1,992	$711	$—	$—	$2,703
Obligations for purchasing and services	30,746	3,681	—	—	34,427
Total	$32,738	$4,392	$—	$—	$37,130
(1)	In July 2024, Hubei Henglong entered into an agreement with other parties to establish an associate company, Shanghai IAT. According to the agreement, Hubei Henlong shall contribute a total capital of RMB 20.0 million, equivalent to approximately $2.8 million. As of December 31, 2025, Hubei Henglong has paid RMB 10.0 million, equivalent to approximately $1.4 million, representing 25.0% of Shanghai IAT’s equity. The remaining consideration of RMB 10.0 million, equivalent to approximately $1.4 million, will be paid within two years after December 31, 2025.

In June 2023, Hubei Henglong entered into an agreement with other parties to establish a limited partnership, Suzhou Mingzhi. According to the agreement, Hubei Henlong shall contribute a total capital of RMB 30.0 million, equivalent to approximately $4.2 million. As of December 31, 2025, Hubei Henglong has paid RMB 21.0 million, equivalent to approximately $2.9 million, representing 19.74% of Suzhou Mingzhi’s equity. The remaining consideration of RMB 9.0 million, equivalent to approximately $1.3 million, will be paid in 2026.